UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): September 1, 2005
PANERA BREAD COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of Principal Executive Offices)	(Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index

Item 1.01. Entry into a Material Definitive Agreement.
Adoption of 2005 Long-Term Incentive Program.
     On September 1, 2005, the Compensation and Stock Option Committee (the “Committee”) of the Board of Directors (the “Board”) of Panera Bread Company (the “Company”), approved the Company’s 2005 Long-Term Incentive Program (“LTIP”). The following is only a summary of certain provisions of the LTIP and is qualified by reference to the LTIP and the 2001 Plan (defined below) and the 1992 Plan (defined below), which are included as exhibits to this Current Report on Form 8-K and incorporated herein by reference. Since the actual provisions of the LTIP, the 1992 Plan and the 2001 Plan are more detailed than the information set forth in this item, you should only rely on the actual provisions of those documents. Capitalized terms used in this Item 1.01 and not otherwise defined in this document have the respective meanings attributed to such terms in the LTIP.
     Shares of the Company’s Class A Common Stock, par value $0.0001 per share (“common stock”) are issuable pursuant to the LTIP under the Company’s 2001 Employee, Director and Consultant Stock Option Plan (“2001 Plan”) and the Company’s 1992 Equity Incentive Plan (the “1992 Plan”). The LTIP is a sub-plan under the 1992 Plan and the 2001 Plan. Because the LTIP is a sub-plan to the 1992 Plan and the 2001 Plan, except to the extent permitted by the 1992 Plan and the 2001 Plan, the provisions of each of the 1992 Plan and 2001 Plan, as applicable, will apply for purposes of the LTIP with respect to any awards under the 1992 Plan or the 2001 Plan, respectively.
     Subject to the terms of the LTIP, the 1992 Plan and the 2001 Plan, the Committee (defined below) may make the following types of awards under the LTIP:
•	performance awards,

•	restricted stock awards,

•	choice awards and

•	deferred annual bonus match awards.
Shares Covered by the LTIP
     The number of shares of common stock available and the source of those shares under the LTIP is dependent on the shares available under the 1992 Plan and the 2001 Plan, depending on the type of award, subject to anti-dilution provisions in the plans. As of September 1, 2005, excluding shares underlying outstanding unexercised options, 525,706 shares of common stock remain available under the 1992 Plan and 1,101,345 shares of common stock remain available under the 2001 Plan. The “fair market value” of the Company’s common stock will be used in determining the amount of certain awards generally on the basis of the closing or last sales price on The Nasdaq National Market on the applicable date.
Participants
     Generally, except as provided in the 1992 Plan or the 2001 Plan, directors, employees and consultants of the Company or any affiliate who are designated by the Chief Executive Officer or other officers of the Company appointed by the Committee are eligible to be participants in the LTIP, subject to approval of the Committee. However, with respect to any awards under the 1992 Plan (e.g., performance awards or restricted stock) or the 2001 Plan (e.g., stock options), only those persons eligible for those awards under those respective plans may receive those awards under the LTIP. For example, non-employee directors are not eligible to receive awards under the 1992 Plan and thus are not eligible to receive performance awards or restricted stock under the LTIP.
Conditions to Participation in the LTIP
     One of the conditions that the Committee has imposed prior to participation in the LTIP or as a condition to receipt of any awards under the LTIP is that, for Director Level employees and above, the participant execute an acknowledgment in favor of the Company, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein. Under the acknowledgment, the participant must acknowledge and agree that he or she has reviewed, understands and will abide by the terms of the following:
•	Confidential and Proprietary Information and Non-Competition Agreement, which is referred to in this sub-section as the “agreement,” previously executed and delivered to the Company by the participant;

•	Statement of Company Policy regarding Securities Trades by Company Personnel, which is referred to in this sub-section as the “trading policy,”

•	Business Conduct Standards Policy, which is referred to in this sub-section as the “conduct policy.”
     The following description is only a summary of certain provisions of the agreement, the trading policy and the conduct policy and is qualified in its entirety by reference to the full document, the forms of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.
     Confidentiality and Proprietary Information and Non-Competition Agreement. Under the agreement, an employee may not during the term of the agreement or at any time thereafter, without the Company’s consent, (x) disclose any confidential information (as defined broadly in the agreement) to any person or entity for any purpose whatsoever; or (y) make use of any confidential information for his or her own purposes or for the benefit of any other person or entity, other than the Company, especially use of the information in competition with the Company. In addition, an employee is also required to keep confidential the terms of the agreement and a breach of that obligation relieves the Company of its obligations under the agreement.
     The agreement also contains a covenant not to engage in any “competitive activity” (as defined broadly in the agreement) at any time during employment with the Company and during a period (52 weeks in the case of Senior Vice Presidents, 26 weeks in the case of Vice Presidents or 18 weeks in the case of Director Level employees) following termination of employment.
     During the term of employment and in the following 24 months, the employee is obligated not to solicit or otherwise attempt to induce, influence, or encourage any employee, independent contractor, consultant, supplier, or franchisee of the Company to terminate or modify in any way such person’s employment or such other business relationship with the Company or its affiliates.

     The agreement also provides that if the employee is terminated for any reason other than for cause (as defined in the agreement, including a material breach of the agreement or a conflict of interest), death, permanent disability (as defined in the agreement) or resignation, then the Company will pay for a period (52 weeks in the case of Senior Vice Presidents, 26 weeks in the case of Vice Presidents, or 18 weeks in the case of Director Level employees) the employee’s base salary (including car allowance, but excluding any bonus, incentive compensation and other benefits or allowances) and certain insurance benefits. Those payments are generally reduced by any compensation the employee receives in connection with future employment during that time, and are contingent upon his or her compliance with the obligations in the agreement, including the confidentiality and non-compete provisions, and the execution of a general release in favor of the Company. The agreement also contains provisions which apply in the event of disability.
     Statement of Company Policy Regarding Securities Trades by Company Personnel. The trading policy generally provides, among other things, that:
•	It is the Company’s policy that neither a member of the board of directors, any member of senior management (the Chief Executive Officer, Executive, Senior and other Vice Presidents and Director Level employees), nor any other employee who is in possession or aware of material non-public information relating to the Company, nor any related person may trade in Company securities or engage in any other action to take advantage of, or pass on to others, that information.

•	The policy applies to information relating to all other publicly owned companies and their securities obtained during the course of service to or employment by the Company.

•	Generally all trades in Company securities by members of the board of directors, senior management and members of the accounting and finance staffs must be pre-cleared by the Company.

•	Members of the board of directors, senior management and members of the accounting and finance staffs generally may not trade in Company securities during certain periods prior to the close of fiscal quarters and following the release of financial results and at other times required by the Company.
     Specified activities with respect to the Company’s securities are prohibited, including generally trading on short-term basis, “margin” purchases, “short” sales and buying and selling derivative securities. Company personnel must adhere to confidentiality requirements.
     Business Conduct Standards Policy. The conduct policy was issued to, among other things, restate the Company’s policy to follow the law and to act ethically. Items addressed by the conduct policy, among others, include policies relating to:
•	compliance with the laws, rules and regulations that apply to the Company’s business;

•	avoidance of direct or indirect conflicts of interest, unless specifically consented to by the Company in advance;

•	unauthorized disclosure or use of Company confidential information and retention of Company records;

•	accounting and payment practices;

•	reporting violations, investigations and remediation; and

•	implementation and ongoing communication.
Performance Awards
     A performance award is an award in cash or common stock based on the achievement of performance goals selected by the Committee, over a performance period. Performance goals are goals, which may include financial and non-financial measures, established by the Committee for a performance period. The Committee may establish minimum, target and maximum levels of achievement with respect to the performance goals. The amount of a performance award, if any, will depend on whether the minimum, target or maximum performance award is achieved. Performance periods are periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more performance goals will be measured for purposes of determining an LTIP participant’s right to and the payment of any performance awards.
     Target Award. If a participant is granted a performance award for any performance period, the participant will be granted a target performance award equal to a percentage of his or her annualized base salary in effect as of the first day of the first fiscal year in the performance period or date of hire, if later, or if so determined by the Committee, any other date. However, if the participant first becomes an LTIP participant after the beginning of a performance period, the participant’s performance award will be awarded on a pro rata basis based on the participant’s annualized base salary in effect upon being designated to receive a performance award and the length of time since the designation remaining in the performance period. For this purpose, LTIP participants hired prior to September 1, 2005, will be deemed to be designated LTIP participants at the beginning of the first performance period under the plan, or date of hire, if hired after the beginning of the first performance period.
     Performance Goals. With respect to each performance award granted, the Committee will select the performance goals for that performance award and the achievement targets with respect to each performance goal, and may select a threshold level of performance below which no amount will become payable, and a maximum performance award.
     The Committee will make its selections within the first 90 days or, if less, the first 25% of a performance period (or within the first year in the case of the first performance period selected by the Committee). Each performance award will specify the target amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance goals. The performance goals may vary for each performance period. As soon as practicable following the end of the performance period, the Committee will determine the extent to which the performance goals have been achieved, and the percentage of the target performance award payable based on the level at which performance goals have been achieved.
     Payment. Performance awards will be payable wholly or partly in cash and partly in shares of common stock, as determined by the Committee. If sufficient shares of common stock are not available under the 1992 Plan, the portion otherwise payable in common stock will be paid in cash. Cash will be paid in lieu of fractional shares. The shares of common stock awarded will be based on the fair market value of those shares on the day the Committee has determined that the performance goals have been achieved for the performance period. Payment will be made in a lump sum as soon as practicable following the Committee’s determination regarding achievement of the performance goals, but in no event later than two and one-half months following the close of the performance period. Generally, an LTIP participant must be employed on the day of payout in order to receive payment of a performance award for that performance period. Shares will be issued for no additional consideration or such minimum consideration as may be required by applicable law.
     Any shares of common stock granted as part of performance awards will be “performance shares” under the 1992 Plan and, to the extent required by the 1992 Plan, performance awards will be subject to the terms and conditions of the 1992 Plan.
Restricted Stock
     Restricted stock are shares of common stock which are subject to forfeiture. Any shares of restricted stock will be issued under the 1992 Plan and all of the terms and conditions of any restricted stock award granted under the LTIP will be subject to the terms and conditions of the 1992 Plan.
     Target Award. If a participant receives a restricted stock award under the LTIP, he or she will be granted a target restricted stock award equal to the number of shares of restricted stock as determined by the Committee. Restricted stock will be issued for no additional consideration or such minimum consideration as may be required by applicable law.
     Restrictions. A restricted stock award entitles the recipient to receive shares of common stock subject to the restrictions and conditions as the Committee determines at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance conditions, or any other conditions that the Committee determines. Recipients also will be required to execute a restricted stock award agreement and any other acknowledgments or agreements determined by the Committee. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the LTIP, the 1992 Plan or in the award agreement. The shares will also be subject to the Company’s other applicable policies and procedures.
     Vesting. The Committee at the time of grant will specify the date or dates and/or the attainment of any pre-established performance goals, objectives and other conditions on which the non-transferability or forfeiture of the restricted stock will lapse. After that date, the shares on which all restrictions have lapsed will no longer be restricted stock and will be deemed “vested.” Except as may otherwise be provided by the Committee in the award agreement or in a subsequent writing, or in the 1992 Plan, a grantee’s rights in any shares of restricted stock that have not vested will automatically terminate upon the grantee’s termination of employment with the Company or its affiliates.
     Restricted Stock Agreement. If a participant receives an award of restricted stock, he or she will be required to sign a restricted stock agreement. The terms of that agreement affect the participant’s rights under the award. In connection with the approval of the LTIP on September 1, 2005, the Committee approved a form of restricted stock agreement and authorized any specified officer of the Company to make changes to the form of agreement in his or her discretion. The form agreement provides for the grant of restricted stock under the LTIP and the 1992 Plan and provides for the following, among other things:

•	Subject to the terms in the agreement, the 1992 Plan and the LTIP, the restricted stock covered by the agreement vests over a five-year restricted period based on continuous employment with the Company from the date of the agreement, with 25% vesting on the second anniversary of the date of the agreement, and an additional 25% vesting on the third, fourth and fifth anniversaries of the date of the agreement. During the restricted period, the shares are not transferable and are subject to forfeiture.

•	If the participant ceases to be an employee of the Company or of an affiliate (for any reason other than the death or disability as defined in the LTIP), any unvested restricted stock covered by the agreement on the date of termination of employment will be forfeited.

•	If employment is terminated for cause (as defined in the LTIP), the Company will be entitled to recover any and all restricted stock which previously vested.

•	In the event of the death or disability while an employee, a pro rata portion of any additional restricted stock covered by the agreement that would have vested prior to the end of the vesting accrual period which next ends following the date of death or disability will become vested, with proration based upon the number of days in the accrual period prior to termination. Any remaining unvested restricted stock will be forfeited.

•	During the restricted period, the participant will have the right to receive all dividends and distributions paid with respect to the restricted stock, whether or not vested, and the right to vote those shares.
     The foregoing is only a summary of certain provisions of one form of the restricted stock agreement and is qualified in its entirety by reference to the full form, which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. Moreover, a participant’s restricted stock agreement may contain different or additional terms and those differences may be material.
Choice Awards
     A choice award is an award that allows the recipient the choice to receive the award in restricted stock, non-statutory stock options, or a combination of restricted stock and non-statutory stock options. Choice awards will equal a percentage of the recipient’s annualized base salary in effect on the date that the award is determined.
     Participant Choice. If a participant receives a choice award, he or she may elect to receive the award in the form of restricted stock and/or in the form of non-statutory stock options in the proportions and on the terms and conditions as determined by the Committee.
     Any restricted stock will be subject to the terms and conditions determined by the Committee, including restrictions as described above under “Restricted Stock,” under the 1992 Plan and as evidenced in a restricted stock award agreement.
     If a participant elects to receive some or all of the award in the form of stock options, those stock options will be subject to the terms and conditions specifically required under the 1992 Plan or 2001 Plan, or any other such plan approved by the Committee or shareholders, as determined by the

Committee. Each stock option will be set forth in writing in a stock option agreement. Thus, if the Committee determines that the stock options are governed by the 2001 Plan, those options will be subject to the terms and conditions of the 2001 Plan.
     The following provisions will also apply to stock options:
•	The exercise price of any stock options received will be determined by the Committee at the time of grant but may not be less than the lesser of the par value per share of common stock and the minimum exercise price permitted under the 1992 Plan or the 2001 Plan, as applicable.

•	The stock option term and other terms and conditions will be set by the Committee and evidenced in a stock option agreement.

•	The stock options will vest and become exercisable at the time or times as determined by the Committee.
     Stock Option Agreement. If a participant receives a choice award and elects to receive some or all of the award in the form of stock options as permitted by the award, he or she will be required to sign a stock option agreement. The terms of that agreement affect the rights under the award. In connection with the approval of the LTIP on September 1, 2005, the Committee approved a form of stock option agreement and authorized any specified officer of the Company to make changes to the form of agreement in his or her discretion. The form agreement provides for the grant of stock options under the LTIP and the 2001 Plan and provides for the following, among other things:
•	The options covered by the agreement vest over a five-year period from the date of the agreement, with 25% vesting on the second anniversary of the date of the agreement, and an additional 25% vesting on the third, fourth and fifth anniversaries of the date of the agreement.

•	The options covered by the agreement will terminate six years from the date of the agreement, but will be subject to earlier termination as provided in the agreement or in the 2001 Plan or the LTIP.

•	If the participant ceases to be an employee of the Company or of an affiliate (for any reason other than the death or disability or termination for cause as those terms are defined in the LTIP and the 2001 Plan), the option may be exercised to the extent then exercisable, if not previously terminated, for three months after termination, or within the originally prescribed term of the option, whichever is earlier. However, in the event of disability or death within three months after termination, the participant (or the participant’s survivors) may exercise the option within one year after the date termination, but in no event after the date of expiration.

•	In the event the participant’s employment is terminated for cause, the participant’s right to exercise any unexercised portion of the options will cease as of the date of termination, the options will terminate and the Company will be entitled to recover any and all shares that were previously acquired through exercise of the options. If subsequent to termination, but prior to exercise, it is determined that, either prior or subsequent to termination, the participant engaged in conduct constituting cause, then the participant will immediately cease to have any right to exercise the options, which will then terminate, and the Company will be entitled to recover all shares previously acquired through those options.

•	In the event of death or disability while an employee, the options will be exercisable within one year after termination of employment or, if earlier, within the term originally prescribed by the option. In that event, the options will be exercisable:
•	to the extent exercisable but not exercised as of the date of death or disability; and

•	to the extent of a pro rata portion of any additional rights to exercise the options as would have accrued had the participant not died or become disabled prior to the end of the accrual period which next ends following the date of death or disability, with the proration based upon the number of days during the accrual period prior to the date of death or disability.
     The foregoing is only a summary of certain provisions of one form of the stock option agreement and is qualified in its entirety by reference to the full form, which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. Moreover, any applicable stock option agreement may contain different or additional terms and those differences may be material.
Deferred Annual Bonus Match Award
     Deferred Award Amount. If a participant receives a deferred annual bonus match award, he or she will receive an award equal to a predetermined percentage, as determined by the Committee, of his or her annual bonus that is earned and paid by the Company or an affiliate for a fiscal year. The payment of any deferred annual bonus match is subject to the participant’s continued employment, and such other terms and conditions as the Committee may establish, through the payment date of any deferred award amounts. The Committee may, in its sole discretion, increase or decrease, at any time, the pre-determined percentage match for the deferred bonus based on the participant’s individual performance.
     Except as otherwise determined by the Committee, an individual who first becomes eligible for a deferred annual bonus match during a fiscal year will become eligible for such award in the first year that an annual bonus is earned by the participant subject to continued employment through the payment date of any deferred amounts.
     Deferral Period. The deferred annual bonus match award will be deferred until a date determined by the Committee for the award and will be payable within two and one-half months of that date subject to continued employment through the date of payment. Generally, if a participant terminates employment with the Company and its affiliates for any reason prior to the payment date the deferred annual bonus match will be forfeited.
     Payment of a deferred annual bonus match will be made in a lump sum in cash as soon as practicable following the deferral date, but in no event later than two and one-half months following such date subject to continued employment through the payment date.
Performance Goals and/or Suspension Pending Investigation

     The Committee may establish minimum performance goals that must be satisfied in order to be eligible to receive an LTIP award, or defer the realization or payment of any outstanding LTIP awards pending any investigation pertaining to the performance or termination for “cause” of an LTIP participant.
Termination of Service, Change in Control and Forfeiture for Cause
     Subject to the terms and conditions of the 1992 Plan or 2001 Plan, as applicable, and except as otherwise specified by the Committee in writing delivered to a participant, in the event of a participant’s termination of employment or a change in control (as defined in Section 2(b) of the LTIP, which is incorporated by reference herein):
•	The Committee will determine the effect on an award of the permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), death or other termination of employment of a participant and the extent to which, and the period during which, the participant’s legal representative, guardian or designated beneficiary may receive payment of, or exercise rights under, an award.

•	In the event of an anticipated change in control of the Company, the Committee may, but is not required to, at the time, take one or more of the following actions, with respect to any group of LTIP participants:
•	provide for the acceleration of vesting or payment for any time period relating to the realization of any award,

•	provide for the purchase of any award upon the participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable, vested or payable,

•	adjust the terms of the award in a manner determined by the Committee to reflect the change in control,

•	cause the award to be assumed, or new rights substituted for the award, by another entity, or

•	make any other provisions as the Committee may consider equitable and in the best interests of the Company.
If it is determined that a participant, or any other individual otherwise eligible for participation in the LTIP, engaged in conduct constituting cause (as defined Section 2(a) of the LTIP, which is incorporated by reference herein), then, in such event,
•	that individual will immediately forfeit his or her eligibility or any rights to receive any outstanding awards and lose any eligibility for consideration for future awards and LTIP participation;

•	all stock options previously granted to that individual will be cancelled and all restricted stock awarded to that individual will be forfeited; and

•	the Company will be entitled to recover from that individual all LTIP awards and any payments, common stock or other consideration delivered pursuant to an LTIP award or stock option under any such award.
Amendment and Termination
     The Committee may amend, suspend or terminate the LTIP or any portion thereof at any time, subject to shareholder approval to the extent required under applicable tax or other laws or listing standards. However, the restrictions on amendment and termination in the 2001 Plan and the 1992 Plan will apply to the extent applicable. Participants should refer to the terms of any applicable award agreement and 1992 Plan and the 2001, as applicable, with respect to any provisions relating to the amendment or termination of awards.
Awards to Named Executive Officers.
     On September 1, 2005, the Committee also approved the following awards, pursuant to the LTIP to the individuals listed below, which individuals were among those included in the Summary Compensation Table in the Company’s most recent proxy statement (the “Named Executive Officers”):

	Restricted	Choice		Performance
Name and Principal Position	Stock Awards (#)(1)	Awards (2)		Awards (3)
		Restricted Stock(#)(2)	Stock Options(#)(2)	Target($)(3)
Michael J. Kupstas Senior Vice President, Chief Franchise Officer	1,422	1,422	5,689	150,000
Michael J. Nolan Senior Vice President, Chief Development Officer	1,422	1,422	5,689	150,000
Scott G. Davis Senior Vice President, Chief Concept Officer	1,422	1,422	5,689	150,000
(1)	Represents award of restricted shares of common stock that will become effective on September 15, 2005, unless otherwise determined by the Committee, subject to the condition that the participant execute the acknowledgement described above under “— Conditions to Participation in the LTIP”. If the acknowledgement is not signed, the award will not become effective. The shares of restricted stock vest over a five-year period from the date of grant, with 25% vesting on the second anniversary, and an additional 25%

vesting on the third, fourth and fifth anniversaries. In the event of the participant’s death or disability between two vesting accrual periods, a pro rata portion of the additional restricted stock which would have vested had the participant not died or become disabled prior to the vesting accrual period next following the death or disability shall be vested in addition to the restricted stock that was vested in accordance with the formula above. The proration shall be based on the number of days of such vesting accrual period prior to the participant’s death or disability (as the case may be). For this purpose, an “accrual period” is the period of continuous employment required in order for additional vesting accrual (2 years, in the case of the first 25% of vesting accrual, and one year in the case of each additional 25% of vesting accrual).

(2)	Represents choice award under the LTIP, the 1992 Plan (restricted stock) and the 2001 Plan (stock options) permitting the participant to elect to receive, effective September 15, 2005, unless otherwise determined by the Committee, an award in the form of (i) up to the number of shares of restricted common stock set forth under the caption “Restricted Stock” under the 1992 Plan or (ii) non-statutory stock options to purchase up to the number of shares of common stock set forth under the caption “Stock Options” under the 2001 Plan, or a combination of restricted stock and non-statutory stock options (in 25% increments). The portion of the award elected to be in the form of stock options can be for stock options to purchase a number of shares equal to four (4) times the number of shares of restricted stock that would have been awarded. The options would have an exercise price equal to the closing price of the common stock on The Nasdaq National Market on September 15, 2005, unless otherwise determined by the Committee, and vest over a five-year period from the date of grant, with 25% vesting on the second anniversary, and an additional 25% vesting on the third, fourth and fifth anniversaries. The options covered by the agreement will terminate six years from the date of the agreement, but will be subject to earlier termination as provided in the award agreement or in the 2001 Plan or the LTIP. The award is subject to the same condition described in Note (1) above, and will not become effective unless the acknowledgement is signed. The provisions of the restricted stock awards described in footnote (1) also apply to the choice awards, to the extent applicable.

(3)	Represents the target value of performance awards in dollars based on achievement of the Committee’s performance goals at the target level relating to that participant. The performance period relating to the performance awards is the three fiscal year period beginning with the 2005 fiscal year. The performance goals, including each performance metric, weighting of each metric and award levels for each metric, for such awards are communicated to each participant and are based on various predetermined earnings and operating metrics. The performance awards will be earned based on achievement of predetermined earnings and operating performance metrics at the end of the three-fiscal-year performance period, assuming continued employment. The performance awards which will range from 0% to 200% of the target award, based on the level of achievement of each performance metric. The performance awards will be payable 50% in cash and 50% in whole shares of common stock unless the Committee otherwise determines.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     See exhibit index

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panera Bread Company (Registrant)

Date: September 8, 2005	By: /s/ Mark E. Hood
Name: Mark E. Hood
Title: Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Panera Bread Company 2005 Long-Term Incentive Program (“LTIP”). Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.2	Panera Bread Company 2001 Employee, Director and Consultant Stock Option Plan (the “2001 Plan”). Incorporated by reference to Appendix A to the Company’s Proxy Statement dated April 21, 2005 filed on Schedule 14A with the Commission on April 21, 2005.
10.3	Panera Bread Company 1992 Equity Incentive Plan, as amended (the “1992 Plan”). Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.4	Form of Non-qualified Stock Option Agreement under the LTIP and the 2001 Plan. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.5	Form of Restricted Stock Agreement under the LTIP and the 1992 Plan. Incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.6	Form of Acknowledgement under the LTIP. Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.7	Form of Confidential and Proprietary Information and Non-Competition Agreement executed by Senior Vice Presidents. Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.8	Panera Bread Company and its Affiliates Standards of Business Conduct. Incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.
10.9	Panera Bread Company Statement of Company Policy relating to Securities Trades by Company Personnel. Incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-8 (No. 333-128049) filed with the Commission on September 1, 2005.